Exhibit 10.27


                                      _______________ ,ESTER M. ENTIN ASSOCIATES

                                              BUILDER AND DEVELOPER OF
                               CRTSLDSITUA4 EOMINCTCI4` & FFNDUSTTIAR SPTO#ETTIU

                                           1033 CLIFTON AVENUE - P. O. BOX 21 89

                                                         EXECUTIVE OFFICES
                                  June 27, 2003       CLIFTON,NEW JERSEY 0701 5


Raymond W. Nevin, President
Healthy Bites Grill of Boca, Inc.
1761 West Hillsboro Boulevard - Suite 203
Deerfield Beach, Florida 33442


          Re: Lease dated May 7, 2003 between Lester M. Entin Associates as Landlord and Healthy Bites Grill of Boca, Inc. as Tenant (the "Lease")

          You have requested that we modify the Lease so as to defer a portion of the Rent due from you pursuant to the Lease until the end of the Term. (terms not otherwise defined herein shall have the same meaning as set forth in the Lease).

          We agree, on your behalf, to make payment of operating costs for the Townsquare Shopping Center (which are a part of Rent) described in the second full paragraph on page 2 of the Lease. These amounts will be deferred until the end of the Term and will be due and payable the last day of the Term. Those amounts are not forgiven but are deferred provided however in the event, that on the last day of the Term, there are no defaults under the Lease, and all sums due have been paid, then, and only then, will- the deferred amount be forgiven. In the event of any default before the end of the Term; the deferred amount(s) will be immediately due and payable as past due Rent.

          Please indicate your agreement to the above by signing a copy of this letter and returning it to me.


                                             Very truly yours,
                                             LESTER M. ENTIN ASSOCIATES

                                             BY: /s/ MA c J. Lenne
                                                ------------------------------
                                                MA c J. Lenne

/s/ Raymond W. Nevin
------------------------
Raymond W. Nevin